Exhibit 10.1

EXECUTION VERSION

ROIVANT SCIENCES LTD.

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of May 1, 2021, by and among (i) Roivant Sciences Ltd., a Bermuda exempted limited company (the “Company”), (ii) the Dexxon Investors (as defined herein), (iii) the QVT Investors (as defined herein), (iv) the Viking Investors (as defined herein), (v) SVF Investments (UK) Limited (“Softbank”), (vi) Sumitomo Dainippon Pharma Co., Ltd. (“Sumitomo”), (vii) Vivek Ramaswamy (the “Founder”), (viii) the parties listed on Exhibit A-1 hereto who signed joinder agreements in connection with the Original Registration Rights Agreement, the First Amended and Restated Registration Rights Agreement or the Second Amended and Restated Registration Rights Agreement (each, as defined below), as the case may be (the “Joinder Parties” and together with the Dexxon Investors, the QVT Investors, the Viking Investors, Softbank, Sumitomo, the Founder and each of their respective Permitted Transferees who, at any time, acquire securities of the Company and execute a counterpart of this Agreement or who otherwise agree to be bound by this Agreement, the “Investors”) and (ix) each of the other Persons who, at any time, acquire securities of the Company or shares or rights, convertible into, exchangeable for or exercisable for, equity securities of the Company in accordance with the terms hereof, execute a counterpart of this Agreement or otherwise agree to be bound by this Agreement and shall be listed on Exhibit A-2 hereto at such time as such Person entered into a joinder agreement (the “Other Shareholders”). The Other Shareholders and the Investors are collectively referred to herein as the “Shareholders.” The Company, the Investors and the Other Shareholders are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, the Company, Dexxon, the QVT Investors, the Founder and the Joinder Parties were parties to that certain Registration Rights Agreement, dated May 5, 2014 (the “Original Registration Rights Agreement”) pursuant to which the Company undertook to grant certain registration rights to Dexxon, the QVT Investors, the Founder and the Joinder Parties in connection with certain securities of the Company and BVC Ltd., a Bermuda exempted limited liability company (“BVC”);

WHEREAS, as of December 4, 2015, the Company and BVC completed a statutory merger under Bermuda law, as a result of which BVC merged with and into the Company, with the Company as the surviving entity and in connection with which the Company, Dexxon, the QVT Investors, the Viking Investors, the Founder and the Joinder Parties entered into that certain Amended and Restated Registration Rights Agreement, dated December 8, 2015 (the “First Amended and Restated Registration Rights Agreement”);

WHEREAS, the Company, the Dexxon Investors, the QVT Investors, the Viking Investors, Softbank, the Founder and the Joinder Parties entered into that certain Second Amended and Restated Registration Rights Agreement, dated September 6, 2017 (the “Second Amended and Restated Registration Rights Agreement”) for the purpose, among others, of providing certain registration rights to the Dexxon Investors, the QVT Investors, the Viking Investors, Softbank, the Founder and the Joinder Parties;

WHEREAS, the Company, Rhine Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Company (the “Merger Sub”), and Montes Archimedes Acquisition Corp., a Delaware corporation (“SPAC”), have entered into a Business Combination Agreement, dated as of May 1, 2021 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into SPAC (the “Merger”), with SPAC as the surviving corporation in the Merger and, after giving effect to the Merger, SPAC will become a subsidiary of the Company and the Company shall become subject to the reporting requirements of the Exchange Act and certain of the Company’s Common Shares, par value $0.0000001 per share (the “Common Shares”), shall be registered under the Securities Act (together with the Merger, the “Go Public Transaction”);

WHEREAS, the parties executing this Agreement constitute the holders of the requisite number of shares necessary pursuant to Section 13D of the Second Amended and Restated Registration Rights Agreement in order to effect the amendment and restatement of such agreement effected hereby; and

WHEREAS, in connection with the Go Public Transaction, the Company and the Investors desire to enter into this Agreement for the purpose, among others, to provide the registration rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Section 1. Demand Registrations.

(a) Requests for Registration. Subject to Section 1(e) below and the other terms and conditions of this Agreement, at any time beginning one hundred eighty (180) days following the date on which the Company completes the Go Public Transaction, each Major Holder and each Person, if any, holding at least five percent (5.0%) of the then-outstanding number of Registrable Securities (“Other Demand Holders”) may (i) request registration under the Securities Act on Form S-1 or any similar long-form registration statement (a “Long-Form Registration”) of all or any portion of its Investor Registrable Securities or Other Registrable Securities, as the case may be, in accordance with Section 1(b) or (ii) if available, request registration under the Securities Act on Form S-3 (including a Shelf Registration) or any similar short-form registration statement (a “Short-Form Registration”) of all or any portion of its Investor Registrable Securities or Other Registrable Securities, as the case may be, in accordance with Section 1(c) (each such request, a “Demand Notice”). Subject to Section 1(e) below and the other terms and conditions of this Agreement, at any time beginning one hundred eighty (180) days following the date on which the Company completes the Go Public Transaction, any Other Shareholder may, if available, request Short-Form Registrations of all or any portion of its Registrable Securities in accordance with Section 1(c). All registrations requested pursuant to this Section 1(a) by the holders of Registrable Securities are referred to herein as “Demand Registrations.” Each request for a Demand Registration shall specify the intended method of distribution and the approximate number of Registrable Securities requested to be registered. No Demand Registration will be consummated (and no registration statement with respect thereto filed) if the number of Registrable Securities requested to be registered (including pursuant to the following sentence) is fewer than (A) in the case of Long-Form Registrations, such number of Common Shares with a value (based on the closing price on the trading day immediately prior to the filing of the registration statement or prospectus supplement, as applicable, for any Long-Form Registration) of $100,000,000 and (B) in the case of Short-Form Registrations, such number of Common Shares with a value (based on the closing price on the trading day immediately prior to the filing of the registration statement or prospectus supplement, as applicable, for any Short-Form Registration) of $50,000,000. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other Shareholders and, subject to the terms of Section 1(d), shall include in such registration (and in all related registrations and qualifications under state blue sky laws and in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty (20) days after the delivery of the Company’s notice; provided, however, that no Investor shall be required to be named an “underwriter” without such Investor’s express prior written consent.

(b) Long-Form Registrations. The Major Holders shall be entitled to Long-Form Registrations under this Agreement as follows: (i) the QVT Investors (acting by action of the holders of a majority of the Common Shares held by them), the Viking Investors (acting by action of the holders of a majority of the Common Shares held by them), the Dexxon Investors, Softbank and Sumitomo shall each be entitled to three (3) Long-Form Registrations, and (ii) the Founder shall be entitled to one (1) Long-Form Registration. Other Shareholders shall have the right to demand Long-Form Registrations or Short-Form Registrations only to the extent such Other Shareholders are designated as Other Demand Holders pursuant to the terms of this Agreement, provided however, that the Other Shareholders will be entitled to a maximum of two (2) Long-Form Registrations if so designated. The Company shall pay all Registration Expenses with respect to such Long-Form Registrations. All Long-Form Registrations shall only be made if the method of distribution to be used in connection with such registration is an underwritten offering unless otherwise approved by the board of directors of the Company (the “Board”). The Company shall file a registration statement on Form S-1 under the Securities Act covering all Registrable Securities requested to be included in such Long-Form Registration (subject to the limitations set forth herein) promptly following the Company’s receipt of a Demand Notice therefor and, in any event, within sixty (60) days after the date the Demand Notice is duly delivered to the Company in accordance with this Agreement. The Company shall use commercially reasonable efforts to cause such Long Form Registration to be declared effective under the Securities Act as soon as practicable after the filing thereof, but no later than the earlier of (i) sixty (60) calendar days after the filing date thereof (or ninety (90) calendar days after the filing thereof if the SEC notifies the Company that it will “review” the Long Form Registration) and (ii) ten (10) business days after the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Long Form Registration will not be “reviewed” or will not be subject to any further review.

(c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 1(b), each of the Major Holders and the Other Demand Holders shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses, whether or not any registration statement for such a registration has become effective. Demand Registrations shall be Short-Form Registrations whenever the

Company is permitted to use any applicable short form registration statement. After the Go Public Transaction, the Company shall use its reasonable best efforts to make Short-Form Registrations available for the sale of Registrable Securities. If the Shareholder initially requesting a Short-Form Registration requests that such Short-Form Registration be filed pursuant to Rule 415 (a “Shelf Registration”), and the Company is qualified to do so, then the Company shall use its reasonable best efforts to promptly file and cause the Shelf Registration to be declared effective under the Securities Act as soon as reasonably practicable after the filing thereof and the Company shall use its reasonable best efforts to keep such shelf registration continuously effective following such registration; provided that any request for an underwritten offering using such Shelf Registration (an “Underwritten Takedown”) shall be deemed a Demand Registration. The provisions of Section 1(a) shall apply mutatis mutandis to each Underwritten Takedown, with references to “filing of the registration statement” or “effective date” being deemed references to filing of a prospectus or supplement for such offering and references to “registration” being deemed references to the offering; provided that Shareholders participating in the Underwritten Takedown shall only include Shareholders whose Registrable Securities are included in such Shelf Registration or may be included therein without the need for a post-effective amendment to such Shelf Registration (other than an automatically effective amendment). If for any reason the Company ceases to be a WKSI or becomes ineligible to utilize Form S-3 or any similar applicable short form registration statement, then the Company shall prepare and file with the U.S. Securities and Exchange Commission (the “Commission”) one or more registration statements on such form that is available for the sale of Registrable Securities. The Company shall file a registration statement on Form S-3 under the Securities Act covering all Registrable Securities requested to be included in such Short Form-Registration (subject to the limitations set forth herein) promptly following the Company’s receipt of a Demand Notice therefor and, in any event, within thirty (30) days after the date the Demand Notice is duly delivered to the Company in accordance with this Agreement.

(d) Priority on Demand Registrations. If a Demand Registration is for an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such offering exceeds the number of securities which marketing factors permit to be sold in such offering, then the Company shall include in such registration only that number of Registrable Securities that in the opinion of such underwriters marketing factors permit to be sold in such offering, and the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder; provided, however, that the number of Registrable Securities held by such holders to be included in such registration shall not be reduced unless all other securities are first entirely excluded from the registration. A registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in this Section 1(d), fewer than fifty percent (50%) of the total number of Registrable Securities that holders have requested to be included in such registration statement are actually included.

(e) Restrictions on Demand Registrations. The Company shall not be obligated to effect any Demand Registration within one hundred eighty (180) days after the effective date of the Go Public Transaction or within ninety (90) days after the effective date of a previous Long-Form Registration. The Company may postpone the filing or the effectiveness of a registration statement or prospectus supplement, as applicable, for a Demand Registration or suspend the use of a prospectus included in any registration statement for a Demand Registration, if the Board determines in its good faith judgment that such Demand Registration would reasonably be expected to (i) materially interfere with any proposal or plan that is material to the Company related to any financing, acquisition of assets or securities, recapitalization, merger, consolidation, tender offer, reorganization or similar transaction, (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act; provided that in such event, the Shareholder initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn with respect to a Long-Form Registration, such Demand Registration shall not count against the total number of Long-Form Registrations provided for in Section 1(b), and the Company shall pay nonetheless all Registration Expenses in connection with such registration; provided, further, that the Company shall not register any securities for its own account or that of any other stockholder during such postponement or suspension period other than pursuant to: (a) a Resale Shelf (including any amendments, supplements or any other filings related thereto); (b) a registration relating to the sale or grant of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, equity incentive or similar plan; (c) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (d) a registration in which the only Common Shares being registered are Common Shares issuable upon conversion of debt securities that are also being registered. The Company may not delay a Demand Registration or suspend the use of a prospectus pursuant to this Section 1(e): (i) more than two (2) times in any period of twelve (12) consecutive months, (ii) the duration of any one suspension or postponement may not exceed sixty (60) days and (iii) the total duration of any suspension or postponement period may not be more than ninety (90) days in any period of twelve (12) consecutive months.

(f) Resale Registration Statement.

(i) The Company shall file within 30 days of the consummation of the Go Public Transaction, and use commercially reasonable efforts to cause to be declared effective as soon as practicable thereafter, a registration statement on Form S-1 (the “Resale S-1 Shelf”) or, if the Company is eligible to use a registration statement on Form S-3, a registration statement on Form S-3 (the “Resale S-3 Shelf” and together with the Resale S-1 Shelf, each a “Resale Shelf”), in each case, covering the resale of all the Registrable Securities (determined as of two business days prior to such filing) and any other Common Shares or other securities of the Company issued in connection with the Go Public Transaction that have not been registered under the Securities Act; provided, that the Parties acknowledge and agree that the sale of any Registrable Securities registered under such Resale Shelf may be subject to restrictions imposed by lock-up or holdback restrictions and/or applicable securities laws. Such Resale Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any of the Investors named therein. Notwithstanding anything to the contrary herein, to the extent there is an active Resale Shelf under this Section 1(f) covering Registrable Securities of any Major Holder and/or the Other Demand Holders, and such Major Holder and/or the Other Demand Holder wishes to request a Demand Registration, such Demand Registration shall reduce the number of Demand Registrations that may be made pursuant to Section 1(b).

(ii) The Company agrees to use commercially reasonable efforts to cause such Resale Shelf, or another shelf registration statement that includes all Registrable Securities, including, without limitation, the PIPE Shares, to remain effective until the earliest of (i) the second anniversary of the consummation of the Go Public Transaction and, (ii) the date on which Investors cease to hold any Registrable Securities (the “End Date”). Prior to the End Date, the Company will use commercially reasonable efforts to (1) qualify the Registrable Securities for listing on one or more of the New York Stock Exchange, NYSE American, LLC and/or the Nasdaq Stock Market and (2) update or amend the Registration Statement as necessary to include the Registrable Securities. The Company shall use its commercially reasonable efforts to provide a draft of the Resale Shelf to the Investors holding Registrable Securities for review (but not comment) at least two (2) Business Days in advance of filing the Resale Shelf; provided that, for the avoidance of doubt, in no event shall the Company be required to delay or postpone the filing of such Resale Shelf as a result of or in connection with any Investor’s review. Notwithstanding the foregoing, if the Securities and Exchange Commission prevents the Company from including any or all of the Registrable Securities proposed to be registered under the Resale Shelf due to limitations on the use of Rule 415 of the Securities Act for the resale of Registrable Securities by the applicable stockholders or otherwise, such Resale Shelf shall register for resale the maximum number of Registrable Securities as is permitted. In such event, the number of Registrable Securities to be registered for each selling stockholder named in the Resale Shelf shall be reduced pro rata among all such selling stockholders, in each case, giving priority first to the PIPE Shares and then to the remainder of Registrable Securities, and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, the Company shall amend the Resale Shelf or file a new Resale Shelf to register such Registrable Securities not included in the initial Resale Shelf and use its commercially reasonable efforts to cause such amendment or Resale Shelf to become effective as promptly as practicable. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in the Resale Shelf, whether or not any such offering is completed.

(g) Selection of Underwriters. If any Demand Registration is for an underwritten offering, then the holders of a majority of the Registrable Securities being sold in such Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer such offering, subject to the prior written approval of the Board, which approval shall not be unreasonably withheld, conditioned or delayed.

(h) Other Registration Rights. Except as provided to the holders of Registrable Securities in this Agreement and except in connection with the Go Public Transaction (including the filing of the Resale Shelf contemplated thereby), the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities, options or rights convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Board; provided that the Company may (i) grant rights to participate in any registration pursuant to Section 2 below (a “Piggyback Registration”) so long as such rights are subordinate in priority to the rights of Parties hereto with respect to Piggyback Registrations, as provided in Section 2(c) and Section 2(d), and not otherwise inconsistent with the terms and conditions hereof, and (ii) enter into an agreement with any holder or prospective holder of any securities of the Company related to the filing of a Resale Shelf to register shares issued to such holder as consideration in an acquisition of a third party, if and only if such Resale Shelf does not permit underwritten offerings (provided that nothing in this clause (ii) shall be interpreted to limit the rights of a holder of securities of the Company in connection with the Go Public Transaction and the Resale Shelf contemplated thereby).

(i) Termination of Registration Rights. The rights of any holder of Registrable Securities to request inclusion of such Registrable Securities pursuant to this Section 1 shall terminate upon the earlier to occur of (i) the seventh anniversary of the date of this Agreement and (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) all Registrable Securities have been sold under Rule 144 under the Securities Act. The provisions of Section 7 and Section 9 shall survive any termination.

Section 2. Piggyback Registrations.

(a) Right to Piggyback.

(i) Other than in connection with a Resale Shelf or a request for a Demand Registration or a Shelf Registration pursuant to Sections 1(a), 1(b) and 1(c) of this Agreement, if at any time the Company, including if the Company qualifies as a WKSI, proposes to file (A) a prospectus supplement to an effective shelf registration statement (a “Shelf Registration Statement”), or (B) a registration statement other than a Shelf Registration Statement, in either case, for the sale of Common Shares for its own account, or for the benefit of the holders of any of its Common Shares other than the Shareholders, to an underwriter on a firm commitment basis for reoffering to the public or in a “bought deal” or “registered direct offering” with one or more investment banks (collectively, a “Piggyback Underwritten Offering”), then the Company shall give prompt written notice, to be delivered not less than five (5) business days prior to the filing of (1) any preliminary prospectus supplement relating to such Piggyback Underwritten Offering pursuant to Rule 424(b) under the Securities Act, (2) any prospectus supplement relating to such Piggyback Underwritten Offering pursuant to Rule 424(b) under the Securities Act (if no preliminary prospectus supplement is used) or (3) such registration statement, as the case may be, to all holders of Registrable Securities of the Company and such notice (a “Piggyback Notice”) shall offer the Shareholders the opportunity to include in such Piggy-Back Underwritten Offering such number of Registrable Securities as each such Shareholder may request in writing. Each such Shareholder shall then have three (3) business days after receiving such notice to request in writing to the Company inclusion of Registrable Securities in the Piggy-Back Underwritten Offering, except that such Shareholders shall have two (2) business days after such Shareholder confirms receipt of the notice to request inclusion of Registrable Securities in the Piggy Back Underwritten Offering in the case of a “bought deal”,

“registered direct offering” or “overnight transaction” where no preliminary prospectus is used. Upon receipt of any such request for inclusion from a Shareholder received within the specified time, the Company shall use reasonable best efforts to effect the registration in any registration statement of any of the Shareholder’s Registrable Securities requested to be included on the terms set forth in this Agreement. Prior to the commencement of any “road show,” any Shareholder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration by giving written notice to the Company of its request to withdraw and such withdrawal shall be irrevocable and, after making such withdrawal, such Shareholder shall no longer have any right to include Registrable Securities in the Piggyback Underwritten Offering as to which such withdrawal was made. The Company may postpone or withdraw the filing or the effectiveness of a Shelf Registration Statement or a proposed Piggyback Underwritten Offering at any time in its sole discretion.

(ii) If the Company does not qualify as a WKSI, (A) the Company shall give each Shareholder five (5) business days’ notice prior to filing a Shelf Registration Statement and, upon the written request of any Shareholder, received by the Company within three (3) business days of such notice to the Shareholder, the Company shall include in such Shelf Registration Statement a number of Common Shares equal to the aggregate number of Registrable Securities requested to be included without naming any requesting Shareholder as a selling shareholder and including only a generic description of the holder of such securities (the “Undesignated Registrable Securities”), (B) the Company shall not be required to give notice to any Shareholder in connection with a filing pursuant to Section 2(a)(i) unless such Shareholder provided such notice to the Company pursuant to this Section 2(a)(ii) and included Undesignated Registrable Securities in the Shelf Registration Statement related to such filing, and (C) at the written request of a Shareholder given to the Company more than two (2) business days before the date specified in writing by the Company as the Company’s good faith estimate of a launch of a Piggyback Registration (or such shorter period to which the Company in its sole discretion consents), the Company shall use reasonable best efforts to effect the registration of any of the Shareholders’ Undesignated Registrable Securities so requested to be included and shall file a post-effective amendment or, if available, a prospectus supplement to a Shelf Registration Statement to include such Undesignated Registrable Securities as any Shareholder may request, provided that (1) the Company is actively employing its reasonable best efforts to effect such Piggyback Registration; and (2) the Company shall not be required to effect a post-effective amendment more than two (2) times in any twelve (12) month period. In lieu of providing the notice set forth in Section 2(a)(i), the Company may determine to include in a Shelf Registration Statement a number of Undesignated Registrable Securities equal to the Registrable Securities held by all Shareholders. The Company shall have the right to terminate or withdraw any registration or offering initiated by it under this Section 2(a) before the effective date of such registration, whether or not any Shareholder has elected to include Registrable Securities in such registration or offering. The expenses of such withdrawn registration or offering shall be borne by the Company in accordance with Section 2(b).

(b) Piggy Back Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Underwritten Offerings, whether or not any such offering is completed.

(c) Priority on Primary Piggyback Registrations. If a Piggyback Registration is an underwritten primary offering on behalf of the Company and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number of Registrable Securities which marketing factors permit to be sold in such offering, then the Company shall include in such offering only that number of securities that in the opinion of such underwriters marketing factors permit to be sold in such offering, with priority for inclusion to be determined as follows: (i) first, the securities the Company proposes to sell, (ii) second, a number of Registrable Securities requested to be included in such registration allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder, and (iii) third, any securities entitled to registration rights pursuant to a private placement expected to be consummated in connection with the Merger, provided, however, that (i) the number of Registrable Securities held by such holders to be included in such offering shall not be reduced unless securities held by persons other than the Company and Major Holders are first entirely excluded from the offering and (ii) the number of Registrable Securities included in the offering shall not be reduced below thirty percent (30%) of the total number of securities included in such offering.

(d) Priority on Secondary Piggyback Registrations. If a Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company’s securities (other than holders of Registrable Securities) and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number of securities which marketing factors permit to be sold in such offering, then the Company shall include in such offering only that number of securities which in the opinion of such underwriters marketing factors permit to be sold in such offering, and the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such Shareholder; provided, however, that the number of Registrable Securities held by such holders to be included in such offering shall not be reduced unless all other securities are first entirely excluded from the offering.

(e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Board shall select the investment banker(s) and manager(s) for such offering.

(f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 1 or Section 2, and if such previous registration has not been withdrawn or abandoned, then the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety (90) days has elapsed from the effective date of such previous registration.

(g) Termination of Registration Rights. The rights of any holder of Registrable Securities to request inclusion of such Registrable Securities pursuant to this Section 2 shall terminate upon the earlier of (i) the seventh anniversary of the date of this Agreement and (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) all Registrable Securities have been sold under Rule 144 under the Securities Act. The provisions of Section 7 and Section 9 shall survive any termination.

Section 3. Holdback Agreements. Each Shareholder hereby agrees that such Shareholder shall not (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, (a) any Common Shares that are held by or on behalf of such Shareholder immediately prior to the consummation of the Go Public Transaction or (b) any securities that are held by or on behalf of such Shareholder immediately prior to the consummation of the Go Public Transaction that are convertible into or exercisable or exchangeable (directly or indirectly) for Common Shares (including without limitation, Common Shares or other securities that may be issued after the consummation of the Go Public Transaction upon exercise, vesting or settlement, as applicable, of any stock option, restricted stock unit, capped value appreciation right or other equity or equity-based award or interest (the securities described in this clause (b), the “Other Securities”)) or (ii) enter into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Shares or Other Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or Other Securities, in cash, or otherwise, and whether any such transaction is made or executed by or on behalf of someone other than the Shareholder (each, a “Sale Transaction”) for a period of one-hundred eighty (180) days following the consummation of the Go Public Transaction (a “Holdback Period”), provided that all officers and directors of the Company and holders of at least one percent (1%) of the Company’s voting securities (calculated on a fully diluted basis) are bound by and have entered into agreements that are no less restrictive than such agreements entered into by the Shareholders (including, without limitation, any provisions relating to early release from such obligations); provided, further, that the term “Sale Transaction” shall not include a sale or other transfer by an Upstream Equity Holder of its direct or indirect common stock or membership, partnership or other equity ownership interest in a Shareholder (whether or not for consideration). The foregoing provisions of this Section 3 shall not apply to:

(1) the sale of any Common Shares to an underwriter pursuant to an underwriting agreement to which the Company is a party in connection with a Shareholder’s exercise of piggyback registration rights set forth in, and in accordance with the terms and conditions of, Section 2 hereof;

(2) a transfer of any or all of Common Shares or Other Securities (I) by gift, will, intestate succession or charitable contribution, (II) to any Permitted Transferee, (III) by operation of law or pursuant to a court order or an order of a regulatory agency, such as a qualified domestic relations order, divorce decree or separation agreement, (IV) to the Company pursuant to the exercise, in each case on a “cashless” or “net exercise” basis, of any Other Securities (provided that any Common Shares received upon any such exercise will be subject to the restrictions set forth above), (V) for purposes of satisfying any withholding taxes and/or estimated taxes due as a result of the exercise, vesting or settlement, as applicable, of any Other Securities, (VI) in connection with the Company’s consummation of a liquidation, merger, amalgamation, share exchange, reorganization, tender offer or other similar transaction that results in all of the Company’s shareholders having the right to exchange their equity holdings in the Company for cash, securities or other property or (VII) by pledging, hypothecating or otherwise granting a security interest in Common Shares or Other Securities in a bona fide transaction to one or more unaffiliated lending institutions as collateral or security for any margin loan and any transfer in the event of foreclosure upon such Common Shares or Other Securities as a result of a default on such margin loan (so long as any such pledge, hypothecation or grant of security interest shall be on terms consistent with customary margin loans, and the applicable Shareholder shall provide the Company with written notice prior to entering into such margin loan); provided, however, that in the case of any of the foregoing clauses (I), (II) or (III), the transferee in such transfer shall agree in a writing delivered to the Company that the Common Shares or Other Securities so transferred will thereafter continue be subject to the terms set forth above;

(3) the establishment or modification of a written plan meeting the requirements of Rule 10b5-1 of the Exchange Act that does not provide for the sale or transfer of Common Shares during the Holdback Period; provided that, to the extent a public announcement or filing under the Exchange Act is required regarding the establishment or modification of such plan, such announcement or filing shall include a statement to the effect that no sales or transfers of Common Shares may be made under such plan during the Holdback Period; or

(4) any Common Shares or Other Securities issued in connection with the private placement consummated in connection with the Go Public Transaction, including any Common Shares or other securities received in exchange for, or converted for, securities acquired in such private placement (the “PIPE Shares”).

Each Shareholder agrees to execute and deliver such other customary agreements as may be reasonably requested by the Company or the managing underwriter in an underwritten transaction that are consistent with the foregoing or which are necessary to give further effect thereto. Any discretionary waiver or termination of the restrictions by the Company or the underwriters of any or all of such restrictions with respect to any officer or director of the Company or a holder of 1% or more of the Company’s total outstanding Common Shares (including a release of such restrictions set forth in Section 5 of the Bye-Laws, a “Lock-Up Release”) shall apply pro rata to all Major Holders, based on the number of shares subject to such restrictions (the “Shareholder Pro Rata Release”); provided that the prior sentence shall not apply to (a) waivers or terminations granted in an amount less than or equal to 1% of the Company’s total outstanding Common Shares (calculated on a fully-diluted basis immediately after the consummation of the Go Public Transaction) or (b) any primary or secondary public offering or sale that is underwritten and in which each holder of Registerable Securities is offered the opportunity to participate pursuant to Section 2 hereof. The Company may impose stop-transfer instructions with respect to the Common Shares (or other securities) subject to the foregoing restriction until the end of said one-hundred eighty (180)-day period. At least two business days’ prior to the effective date of any Lock-Up Release, the Company shall provide written notice to the Major Holders stating the percentage of Common Shares held by such Major Holder to be released. The Company acknowledges that the approval of this Agreement by the Board and the approval of any Lock-Up Release triggering such Shareholder Pro Rata Release shall together constitute Board approval under Section 5 of the Bye-Laws of any Shareholder Pro Rata Release.

Section 4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement (including pursuant to a Resale Shelf), the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities hereunder in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as reasonably possible:

(a) in accordance with the Securities Act and all applicable rules and regulations promulgated thereunder, prepare and file with the Commission a registration statement, and all amendments and supplements thereto and related prospectuses as may be necessary to comply with applicable securities laws, with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

(b) notify each holder of Registrable Securities of (i) the issuance by the Commission of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (ii) the receipt by the Company or its counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (iii) the effectiveness of each registration statement filed hereunder;

(c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period ending when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the sellers thereof as set forth in such registration statement or, in the case of a Shelf Registration, if earlier, the date as of which all of the Registrable Securities included in such registration are able to be sold within a ninety (90) day period in compliance with Rule 144 (but in any event not before the expiration of any longer period required under the Securities Act or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of securities thereunder by any underwriter or dealer) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, that any such period shall be extended for a period of time equal to the period the holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration statement;

(d) furnish to each seller of Registrable Securities thereunder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), each Free-Writing Prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(e) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);

(f) promptly notify in writing each seller of such Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company promptly shall prepare, file with the Commission and furnish to each such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided, that each selling holder of the Registrable Securities, upon receipt of any notice from the Company of any event of the kind described in this Section 4(f), shall forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder is advised in writing by the Company that the use of the prospectus may be resumed and is furnished with a supplemented or amended prospectus as contemplated by this Section 4(f), and if so directed by the Company, such holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice;

(g) prepare and file promptly with the Commission, and notify such holders of Registrable Securities prior to the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, when any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, if any such holders of Registrable Securities or any underwriter for any such holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations promulgated thereunder, the Company shall use its best efforts to prepare promptly upon request of any such holder or underwriter such amendments or supplements to such registration statement and prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

(h) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(j) enter into and perform such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Investor Registrable Securities included in such registration, the holders of a majority of the Other Registrable Securities included in such registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a split or combination of equity, recapitalization or reorganization and preparing for and participating in such number of “road shows,” investor presentations and marketing events as the underwriters managing such offering may reasonably request);

(k) make available upon reasonable notice and during normal business hours for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate and business documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, managers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, that, unless the disclosure of such records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this Section 4(k) if the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information;

(l) take all reasonable actions to ensure that any Free-Writing Prospectus prepared by or on behalf of the Company in connection with any Demand Registration or Piggyback Registration hereunder complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158;

(n) permit any holder of Registrable Securities which holder, in its good faith judgment (based on the advice of counsel), could reasonably be expected to be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

(o) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or the issuance of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

(p) obtain (i) a cold comfort letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters and (ii) opinions of counsel from the Company’s counsel in customary form and covering such matters of the type customarily covered in a public issuance of securities, in each case, in form and substance reasonably satisfactory to the underwriters and addressed to the managing underwriters; in each case as the holders of a majority of the Registrable Securities included in such registration reasonably request; and

(q) otherwise use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

Section 5. Certain Obligations of Holders of Registrable Securities. Each holder of Registrable Securities that sells such securities pursuant to a registration under this Agreement agrees as follows:

(a) Such holder (if such holder is an employee or independent contractor of the Company or any of its Affiliates) shall cooperate with the Company (as reasonably requested by the Company) in connection with the preparation of the registration statement, and, for so long as the Company is obligated to file and keep effective such registration statement, each holder of Registrable Securities that is participating in such registration shall provide to the Company, in writing, for use in the applicable registration statement, all such information regarding such holder and its plan of distribution of such securities as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering such securities, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.

(b) During such time as a holder of Registrable Securities may be engaged in a distribution of such securities, such holder shall distribute such securities under the registration statement solely in the manner described in the registration statement.

(c) Each Person that is participating in any registration under this Agreement, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(f), shall immediately discontinue the disposition of its securities of the Company pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by Section 4(f). In the event the Company has given any such notice, the applicable time period set forth in Section 4(c) during which a registration statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 5(c) to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(f).

Section 6. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, filing expenses, printing expenses, messenger and delivery expenses, fees and disbursements of custodians and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company as provided in this Agreement, and the Company also shall pay all of its internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed. Notwithstanding anything to the contrary contained herein, each seller of securities pursuant to a registration under this Agreement shall bear and pay all underwriting discounts and commissions applicable to the securities sold for such seller’s account.

(b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable and documented fees and disbursements of one (1) counsel chosen by the holders of a majority of the Registrable Securities requesting inclusion in such registration, subject to the approval of the Company of such counsel (which approval shall not be unreasonably withheld, conditioned or delayed) and for the reasonable and documented fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

(c) To the extent any expenses relating to a registration hereunder are not required to be paid by the Company, each holder of securities included (or requested to be included) in any registration hereunder shall pay those expenses allocable to the registration (or proposed registration) of such holder’s securities so included (or requested to be included), and any expenses not so allocable shall be borne by all sellers of securities requested to be included in such registration in proportion to the aggregate selling price of the securities to be so registered.

Section 7. Indemnification.

(a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, members, managers, partners, agents, Affiliates and employees and each Person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all losses, claims, actions, damages, liabilities and expenses (including with respect to actions or proceedings, whether commenced or threatened, and including reasonable attorney fees and expenses) caused by, resulting from, arising out of or based upon any of the following statements, omissions or violations by the Company: (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, preliminary prospectus or Free-Writing Prospectus, or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and to pay to each holder of Registrable Securities, its officers, directors, members, managers, partners, agents, Affiliates and employees and each Person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except to the extent that the same are caused by or based upon any information furnished in writing to the Company or any managing underwriter by such holder expressly for use therein. In connection with an underwritten offering, the Company shall indemnify any underwriters or deemed underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities (or to such lesser extent that may be agreed to between the underwriters and the Company).

(b) In connection with any registration in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company and the managing underwriter in writing such information and affidavits as the Company or the managing underwriter reasonably requests for use in connection with any such registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus or Free Writing Prospectus and, to the fullest extent permitted by law, shall indemnify the Company, its directors, officers, agents and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto and any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein and has not been corrected in a subsequent writing prior to or concurrently with the sale of Registrable Securities to the Person asserting the claim; provided that, in the event that a court of competent jurisdiction decides against any such allegations of untrue statements or omissions of a material fact, such holders shall be reimbursed for any amounts previously paid hereunder with respect to such allegations; provided further that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. The indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without the consent of the indemnifying party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one (1) separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration by such conflicting indemnified parties, at the expense of the indemnifying party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 7(a) or Section 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of or is otherwise unenforceable with respect to any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 7(c), defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The sellers’ obligations in this Section 7(d) to contribute shall be several in proportion to the amount of securities registered by them and not joint and shall be limited for each seller to an amount equal to the net proceeds actually received by such seller from the sale of Registrable Securities effected pursuant to such registration; provided that in no event shall the aggregate amounts payable by any such seller by way of indemnity or contribution under this Section 7(d) and when combined with any amounts payable under Section 7(b) exceed the net proceeds from the offering actually received by such seller from the sale of Registrable Securities effected pursuant to such registration.

(e) The indemnification and contribution provided for under this Agreement shall be in addition to any other rights to indemnification and contribution that any indemnified party may have pursuant to law or contract and shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

Section 8. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s Registrable Securities on the basis provided in any underwriting arrangements in form customary for transactions of this type approved by the holders of a majority of the Registrable Securities to be sold in the contemplated offering (including pursuant to any over-allotment or “green shoe” option requested by the underwriters, provided that no holder of Registrable Securities shall be required to sell more than the number of Registrable Securities such holder has requested to include) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters in connection with an underwritten registration (other than representations and warranties regarding such holder, such holder’s title to the securities and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise specifically provided in Section 7, or to agree to any lock-up or holdback restrictions, except as otherwise specifically provided in Section 3.

Section 9. Other Agreements. At all times after the Company has filed a registration statement with the Commission pursuant to the requirements of either the Securities Act or the Exchange Act, the Company shall use its reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and shall take such further action as the Investors or the Other Shareholders may reasonably request, all to the extent required to enable such Persons to sell securities pursuant to (i) Rule 144 or any similar rule or regulation hereafter adopted by the Commission or (ii) a registration statement on Form S-3 or any similar registration form hereafter adopted by the Commission. Upon reasonable request, the Company shall deliver to the Investors and the Other Shareholders a written statement as to whether it has complied with such requirements. The Company shall at all times after it has consummated the Go Public Transaction use its reasonable best efforts to cause the securities so registered to be listed on one or more of the New York Stock Exchange, NYSE American, LLC and/or the Nasdaq Stock Market. The foregoing agreements in this Section 9 shall not apply to a “take private” or other transaction in which the Common Shares cease to be registered under the Exchange Act, so long as such transaction is approved by the Board.

Section 10. Subsidiary Public Offering. If, after an initial public offering of the capital stock or other equity securities of one of its subsidiaries, the Company distributes securities of such subsidiary to its equity holders, then the rights of holders hereunder and the obligations of the Company pursuant to this Agreement shall apply, mutatis mutandis, to such subsidiary, and the Company shall cause such subsidiary to comply with such subsidiary’s obligations under this Agreement.

Section 11. Term. This Agreement shall become effective upon consummation of the Go Public Transaction and shall terminate upon the earlier to occur of (i) the seventh anniversary of the date of this Agreement and (ii) the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) all Registrable Securities have been sold under Rule 144 under the Securities Act. The provisions of Section 7 and Section 9 shall survive any termination.

Section 12. Definitions.

“Affiliate” means, as applied to any Person, means any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital, private equity or other investment fund or account now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment advisor with, such Person, and the term “Affiliated” shall have the correlative meaning. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Certificate of Incorporation” means the Memorandum of Association of the Company, as issued by the Registrar of Companies in Bermuda, and as amended from time to time in accordance with its terms.

“Dexcel” means Dexcel Pharma Technologies Ltd., an Israeli limited liability company.

“Dexxon” means Dexxon Holdings Ltd., an Israeli limited liability company.

“Dexxon Investors” means (i) Dexxon and (ii) Dexcel.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“Family Member” means a spouse, civil partner, child (natural, step or adopted) parent, sibling or grandchild.

“FINRA” means the Financial Industry Regulatory Authority.

“Free-Writing Prospectus” means a free-writing prospectus, as defined in Rule 405 promulgated under the Securities Act.

“Investor Registrable Securities” means (i) Common Shares issued, distributed, issuable or distributable to the Major Holders as of the date of this Agreement or hereafter, (ii) any other securities issued or issuable directly or indirectly with respect to the securities described in clause (i) of this definition by way of a dividend, distribution or equity split or in connection with an exchange or a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization (including any common shares issued or issuable to the Investors in anticipation of a registered offering), and (iii) any other equity securities of the Company or its corporate successor held at any time by Persons holding securities described in clause (i) or (ii) of this definition. As to any particular Investor Registrable Securities, such securities shall cease to be an Investor Registrable Security upon the earlier to occur of (x) a registration statement covering such Investor Registrable Security having been declared effective by the Commission and such Investor Registrable Security having been disposed of pursuant to such effective registration statement or (y) such Investor Registrable Securities being able to be disposed of pursuant to Rule 144 under the Securities Act in a single transaction.

“Major Holder” means each of the Founder, the Dexxon Investors, the QVT Investors, the Viking Investors, Softbank and Sumitomo, and any of their Permitted Transferees.

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act, which shall in any case include the receipt of any notice delivered by the Company under this Agreement, including pursuant to Section 1 or Section 2 hereof and the information contained in any such notice.

“Other Registrable Securities” means (i) the Common Shares issued, distributed, issuable or distributable to the Other Shareholders, (ii) any other securities issued or issuable directly or indirectly with respect to the securities described in clause (i) of this definition by way of a dividend, distribution or equity split or in connection with an exchange or a combination of equity interests, recapitalization, reclassification, merger, consolidation or other reorganization (including any common share issued or issuable in anticipation of a registered offering), and (iii) any other equity securities of the Company or its corporate successor held at any time by Persons holding securities described in clause (i) or (ii) of this definition. As to any particular Other Registrable Securities, such securities shall cease to be Other Registrable Securities upon the earlier to occur of (x) a registration statement covering such Other Registrable Securities having been declared effective by the Commission and such Other Registrable Securities having been disposed of pursuant to such effective registration statement or (y) such Other Registrable Securities being able to be disposed of pursuant to paragraph (b)(1) of Rule 144.

“Permitted Transferee” means (i) with respect to any Person, an Affiliate of such Person, (ii) with respect to the Founder, a transfer for bona fide estate planning purposes, either during his or her lifetime or on death by will or intestacy to a Family Member or any custodian or trustee of any trust, executor or other fiduciary all of the beneficial interest in is held for the benefit of, him or her or his or her Family Members, or to a trust for the himself or herself, or a charitable remainder trust, (iii) with respect to any QVT Investor, (a) any investor in such QVT Investor and (b) any entity in which one or more investors in such QVT Investor have the power to control the decisions of such entity or at least 90% of the beneficial interest in which is held, by any such investors and any Family Member thereof, and (iv) with respect to Softbank, each of SVF Holdings (UK) LLP and SoftBank Vision Fund L.P., and any investor in SoftBank Vision Fund L.P.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Public Subsidiary” means any subsidiary of the Company that has a class of securities registered under the Exchange Act.

“QVT Investors” means, collectively, QVT Roiv Hldgs Offshore Ltd., a Cayman Islands limited company, QVT Roiv Hldgs Onshore Ltd., a Cayman Islands limited company, QVT Financial Investment Cayman Ltd., a Cayman Islands limited company, QVT Deferred Compensation Holdings Ltd., a Cayman Islands limited company, QVT P&E Roiv Hldgs Ltd., a Cayman Islands limited company, Fourth Avenue Capital Partners LP, a Delaware limited partnership, and any Permitted Transferee of any of the foregoing.

“Registrable Securities” means, collectively, the Investor Registrable Securities and the Other Registrable Securities.

“Rule 144,” “Rule 158,” “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision) by the Commission, as the same shall be amended from time to time, or any successor rule then in force.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time-to-time thereunder.

“Upstream Equity Holder” means, with respect to a Shareholder, its direct or indirect stockholders, partners, members or other equity holders.

“Viking Investors” means, collectively, Viking Global Opportunities Illiquid Investments Sub-Master LP, Viking Global Equities LP, Viking Global Equities II LP, VGE III Portfolio Ltd., Viking Long Master Fund Ltd. and Viking Global Equities Master Ltd.

“WKSI” means a well-known seasoned issuer, as defined under Rule 405.

Section 13. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities that would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or that would materially and adversely affect the marketability of such Registrable Securities in any such registration (including effecting a split or a combination of securities).

(c) Remedies. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The Parties agree and acknowledge that the Investors and the other holders of Registrable Securities would be irreparably harmed by, and money damages would not be an adequate remedy for, any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any Party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(d) Amendments and Waivers. The provisions of this Agreement may be amended, and any provision of this Agreement may be waived, only upon the prior written consent of (i) the Company, (ii) the holders of a majority of the Registrable Securities, and (iii) the holders of at least 60% of the Investor Registrable Securities; provided that to the extent any such amendment alters or waives any rights of the Other Shareholders in this Agreement in a manner disproportionately adverse to the Other Shareholders (as compared to the Investors), such amendment or waiver will also require the prior written consent of the Other Shareholders holding a majority of the Registrable Securities held by the Other Shareholders; provided further that this Agreement may not be amended, modified or supplemented and the observance of any term hereof may not be waived with respect to any Investor (each an “Amendment”) without the written consent of such Investor, if such Amendment would (A) disproportionately and materially adversely affect such Investor’s rights hereunder, or (B) grant any rights to any Investor that are not similarly granted or offered to all other Investors. No course of dealing between or among the Parties (including the failure of any Party to enforce any of the provisions of this Agreement) shall be deemed effective to modify, amend, waive or discharge any part of this Agreement or any rights or obligations of any Party under or by reason of this Agreement, and the failure of any Party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such Party thereafter to enforce each and every provision of this Agreement in accordance with its terms. The waiver by any Party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach.

(e) Successors and Assigns. This Agreement and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties, shall bind and inure to the benefit of the respective successors and assigns of the Parties whether so expressed or not, provided that neither this Agreement nor any of the covenants and agreements herein or rights, interests or obligations hereunder may be assigned or delegated by the Company except in connection with a Business Combination (as defined in the Amended and Restated Bye-laws of the Company (the “Bye-Laws”)) in accordance with the terms and conditions set forth in the Bye-Laws. Without limiting the foregoing, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of holders of Investor Registrable Securities or Other Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Investor Registrable Securities and Other Registrable Securities.

(f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only in such jurisdiction and to the extent of such prohibition or illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement in such jurisdiction or any provisions of this Agreement in any other jurisdiction.

(g) Counterparts. This Agreement and any amendments hereto or thereto, to the extent signed and delivered in counterparts (any one of which need not contain the signatures of more than one Party hereto or thereto, but all such counterparts together shall constitute one and the same Agreement) by means of a facsimile machine or electronic transmission in portable document format (pdf), shall be treated in all manner and respects as an original thereof and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person. At the request of any Party hereto or thereto, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other Parties hereto or thereto. No Party hereto shall raise the use of a facsimile machine or electronic transmission in pdf to deliver a signature or the fact that any signature or document was transmitted or communicated through the use of facsimile machine or electronic transmission as a defense to the formation of a contract, and each such Party forever waives any such defense.

(h) Descriptive Headings; Interpretation. The headings and captions used in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word “including” herein shall mean “including without limitation.” Any reference to the masculine, feminine or neuter gender shall be deemed to include any gender or all three as appropriate.

(i) Governing Law; Jurisdiction; Agreement for Service. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. The Parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Agreement must be brought exclusively in a federal district court or a state court in New York County, New York. Each Party hereby consents and submits to the exclusive jurisdiction of such courts. Each Party hereby irrevocably waives all claims of immunity from jurisdiction and any right to object on the basis that any dispute, action, suit or proceeding brought in such court has been brought in an improper or inconvenient forum or venue. No legal action, suit or proceeding with respect to this Agreement may be brought in any other forum except to enforce a judgment entered in a court described in the preceding sentence. Each Party hereby irrevocably waives all claims of immunity from jurisdiction and any right to object on the basis that any dispute, action, suit or proceeding brought in such court has been brought in an improper or inconvenient forum or venue. Each of the Company, Softbank and the Dexxon Investors (A) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Corporation Service Company (“CSC”), 1180 Avenue of the Americas, Suite 210, New York, NY 10036-8401 as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement and acknowledges that CSC has accepted such designation and (B) agrees that service of process upon CSC, and written notice of said service to any such Party, in the manner provided in Section 13(k) shall be deemed in every respect effective service of process upon such Party, as the case may be, in any such suit or proceeding. Each of the Company, Softbank and the Dexxon Investors further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CSC in full force and effect so long as this Agreement shall be in effect.

(j) WAIVER OF TRIAL BY JURY. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

(k) Notice. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when (i) delivered personally to the recipient, (ii) received, if sent by confirmed electronic mail or facsimile during normal business hours of the recipient (or, if sent outside of normal business hours, then on the next business day) or (iii) one (1) business day after it is sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications will be sent to the Company at the address set forth below and to any other Party to this Agreement at such address as indicated by the Company’s records, or at such other Party’s principal place of business with copies (which shall not constitute notice) to such address or to the attention of such other person as the recipient Party has specified by prior written notice to the sending Party.

To the Company:

Roivant Sciences Ltd.

Suite 1, 3rd Floor

11-12 St. James’s Square

London

SW1Y 4LB

United Kingdom

Attention: Marianne Romeo

Email: marianne.romeo@roivant.com

with copies (which shall not constitute notice to the Company) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: Derek J. Dostal; Lee Hochbaum

Telephone: (212) 450-4322; (212) 450-4736

Email: derek.dostal@davispolk.com; lee.hochbaum@davispolk.com

If to any of the Dexxon Investors at:

c/o Dexxon Holdings Ltd.

1 Dexcel Street

Or Akiva, 30600000, Israel

Attention: Dan Oren, President & CEO

Telephone: +972-4-6364040

Facsimile: +972-4-6364004

Email: Dan@Dexcel.com

with a copy (which shall not constitute notice to the Dexxon Investors) to:

Greenberg Traurig, P.A.

333 S.E. 2nd Avenue

Miami, FL 33131

Attention: Robert L. Grossman

Telephone: 1-305-579-7970

Facsimile: 1-305-579-0717

Email: grossmanb@gtlaw.com

If to any of the QVT Investors at:

c/o QVT Financial LP

888 Seventh Avenue

New York, NY 10106

Attention: General Counsel

Email: legalnotices@qvt.com

Facsimile: (212) 705-8820

with a copy (which shall not constitute notice to the QVT Investors) to:

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Attention: John Elofson

Telephone: (303) 892-7335

Facsimile: (303) 893-1379

Email: John.Elofson@dgslaw.com

If to any of the Viking Investors at:

c/o Viking Global Investors LP

55 Railroad Avenue

Greenwich, CT 06830

Attention: General Counsel

E-mail: legalnotices@vikingglobal.com

with a copy (which shall not constitute notice to the Viking Investors) to:

Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP

1250 Broadway, 23rd Floor

New York, New York 10001

Attention: Greg Volkmar

Phone: (212) 430-3170

Email: gvolkmar@gunder.com

If to Softbank at:

c/o SB Investment Advisers (US) Inc.

1 Circle Star Way

San Carlos, CA 94070

Attn: Akshay Naheta

Email: akshay@softbank.com

with copies (which shall not constitute notice to Softbank) to:

SB Investment Advisers (US) Inc.

1 Circle Star Way

San Carlos, CA 94070

Attn: Brian Wheeler, General Counsel

Email: bwheeler@softbank.com

-and-

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304

Attn: Matthew S. Bartus

Email: mbartus@cooley.com

Telephone: (650) 843-5756

If to Sumitomo at:

c/o Sumitomo Dainippon Pharma Co., Ltd

6-8, Doshomachi 2-Chome, Chuo-ku

Osaka 541-0045 Japan

Attention: Shigeyuki Nishinaka, Senior Executive Officer, Global Corporate Strategy

Email: shigeyuki-nishinaka@ds-pharma.co.jp

with a copy (which shall not constitute notice to Sumitomo) to:

Jones Day

3161 Michelson Drive

Irvine, CA 92612-4412

Attention: Jonn R. Beeson, Esq.

Email: jbeeson@jonesday.com

(l) Rights Cumulative. The rights and remedies of each of the Parties under this Agreement shall be cumulative and not exclusive of any rights or remedies which a Party would otherwise have hereunder at law or in equity or by statute, and no failure or delay by either Party in exercising any right or remedy shall not impair any such right or remedy or operate as a waiver of such right or remedy, and neither shall any single or partial exercise of any power or right preclude a Party’s other or further exercise thereof or the exercise of any other power or right.

(m) No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(n) Complete Agreement. This Agreement and the other agreements and instruments referred to herein contain the complete agreement between the Parties with respect to the subject matter hereof and thereof and supersede any prior understandings, agreements and representations by or between the parties hereto (whether written or oral) that may have related to the subject matter hereof or thereof in any way.

(o) Aggregation of Stock. All shares of Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

Section 14. MNPI Provisions.

(a) Each Shareholder acknowledges that (i) the provisions of Section 1, 2 and 4 of this Agreement may require certain communications to be made by the Company or other Shareholders to such Shareholder that may result in such Shareholder and its Representatives (as defined below) acquiring MNPI (which may include, solely by way of illustration, the fact that an offering of the Company’s securities is pending or the number of Company securities or the identity of the selling Shareholders) (such communications, “RRA Communications”), and (ii) subject to the time limitations set forth in Section 1(e) and the qualifications in Section 14(b), there is no limitation on the duration of time that such Shareholder and its Representatives may be in possession of MNPI included in such RRA Communications and no requirement that the Company or other Shareholders make any public disclosure to cause information in such RRA Communications to cease to be MNPI; provided that the Company will notify each Shareholder entitled to notice or who received an RRA Communication if any proposed registration or offering for which an RRA Communication has been delivered pursuant to this Agreement has been terminated or aborted to the extent the knowledge of such registration or offering constitutes MNPI.

(b) Each Shareholder agrees that it will maintain the confidentiality of MNPI in RRA Communications delivered to it and, to the extent such Shareholder is not a natural person, such confidential treatment shall be in accordance with procedures adopted by it in good faith to protect confidential information of third parties delivered to such Shareholder (“Policies”); provided that the obligation to maintain confidentiality of MNPI in RRA Communications shall cease when the information in the RRA Communications (i) is known or becomes known to the public in general (other than as a result of a breach of this Section 14(b) by such Shareholder or its Representatives), or (ii) is or has been made known or disclosed to the Shareholder by a third party not known by such Shareholder to be in breach of any obligation of confidentiality such third party may have to the Company; provided further that a Shareholder may deliver or disclose MNPI in such RRA Communications to (1) to its affiliates, its and its affiliates’ respective directors, officers, employees, partners, members, agents, attorneys, consultants and financial and other advisors, and potential sources of capital (including potential limited partners) (collectively, the “Representatives”), but solely to the extent such disclosure reasonably relates to its evaluation of exercise of its rights under this Agreement and the sale of any Registrable Securities in connection with the subject of the notice, (2) to any federal, state, national, foreign or other regulatory or self-regulatory authority having jurisdiction over such Shareholder, or (3) to any Person if necessary to effect compliance with any law, rule, regulation, investigation, audit, request or order applicable to such Shareholder, including in response to any subpoena or other legal process, audit or examinations; provided further, that in the case of clause (1), the recipients of such MNPI in such RRA Communications are subject to the Policies or agree to or are otherwise obligated to hold confidential the MNPI in a manner substantially consistent with the terms of this Section 14 and that in the case of clauses (2) and (3), such Shareholder promptly notifies the Company of such disclosure to the extent such Shareholder is legally permitted to give such notice and it is reasonably practicable; provided further, no such notice shall be required where disclosure is made (x) in response to a general request by a regulatory or self-regulatory authority or (y) in connection with a routine audit or examination by a bank examiner or auditor and such audit or examination does not reference the Company or this Agreement.

(c) Each Shareholder, by its execution of this Agreement, hereby (i) acknowledges that it is aware that the U.S. securities laws prohibit any Person who has MNPI about a company from purchasing or selling, directly or indirectly, securities of such company (including entering into hedge transactions involving such securities), or from communicating such information to any other Person in certain circumstances, and (ii) agrees that it will not use or permit any third party to use, and that it will use its commercially reasonable efforts to assure that none of its Representatives will use or permit any third party to use, any MNPI the Company provides in contravention of the U.S. securities laws and such Shareholder will cease trading in the Company’s securities while in possession of such MNPI to the extent prohibited by law.

(d) Each Shareholder shall have the right, at any time and from time to time (including after receiving information regarding any potential underwritten offering), to elect not to receive RRA Communications that the Company or any other Shareholders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Shareholder that it does not want to receive any RRA Communications (an “Opt-Out Request”); in which case, and notwithstanding anything to the contrary in this Agreement, the Company and other Shareholders shall not be required to, and shall not, deliver any RRA Communications for which the Shareholder has indicated in the Opt-Out Request that it does not want to receive hereunder to the extent that such RRA Communications would result in a Shareholder acquiring MNPI. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect until the Shareholder notifies the Company that it withdraws the Opt-Out Request, and the Shareholder may, in its sole discretion, determine the scope and applicability of the Opt-Out Request as set forth in the Opt-Out Request. A Shareholder who previously has given the Company an Opt-Out Request may update or revoke such request at any time, and there shall be no limit on the ability of a Shareholder to issue, update and revoke subsequent Opt-Out Requests; provided that each Shareholder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

* * * * *

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Third Amended and Restated Registration Rights Agreement as of the date first written above.

COMPANY: ROIVANT SCIENCES LTD.

By:	/s/ Marianne Romeo
Name:	Marianne Romeo
Title:	Head, Global Transactions & Risk Management

[Signature Page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Third Amended and Restated Registration Rights Agreement as of the date first written above.

SVF Investments (UK) Limited

By:	/s/ [authorized officer]
Name:	[authorized signatory]
Title:	[authorized signatory]

[Signature Page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Third Amended and Restated Registration Rights Agreement as of the date first written above.

DEXXON HOLDINGS LTD

By:	/s/ Dan Oren
Name:	Dan Oren
Title:	Director

[Signature Page to Third Amended and Restated Registration Rights Agreement]

DEXCEL PHARMA TECHNOLOGIES LTD

By:	/s/ Dan Oren
Name:	Dan Oren
Title:	Chairman of the Board

[Signature Page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Third Amended and Restated Registration Rights Agreement as of the date first written above.

QVT INVESTORS:

QVT FINANCIAL INVESTMENT CAYMAN LTD.

By:	/s/ Ian Pilgrim
Name:	Ian Pilgrim
Title:	Director

QVT ROIV HLDGS OFFSHORE LTD.

By:	/s/ Ian Pilgrim
Name:	Ian Pilgrim
Title:	Director

QVT ROIV HLDGS ONSHORE LTD.

By:	/s/ Ian Pilgrim
Name:	Ian Pilgrim
Title:	Director

[Signature Page to Third Amended and Restated Registration Rights Agreement]

QVT DEFERRED COMPENSATION HOLDINGS LTD.

By:	/s/ Dan Gold
Name:	Dan Gold
Title:	Director

QVT P&E ROIV HLDGS LTD.

By:	/s/ Dan Gold
Name:	Dan Gold
Title:	Director

[Signature Page to Third Amended and Restated Registration Rights Agreement]

Fourth Avenue Capital Partners LP By its general partner Fourth Avenue Capital Partners GP LLC

By:	/s/ Dan Gold
Name:	Dan Gold
Title:	Managing Member

[Signature Page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Third Amended and Restated Registration Rights Agreement as of the date first written above.

VIKING INVESTORS: VIKING GLOBAL OPPORTUNITIES ILLIQUID INVESTMENTS SUB-MASTER LP By: Viking Global Opportunities Portfolio GP LLC, its general partner

By:	/s/ Matthew Bloom
Name:	Matthew Bloom
Title:	Authorized Signatory

VIKING GLOBAL EQUITIES II LP By: Viking Global Performance LLC, its general partner

By:	/s/ Matthew Bloom
Name:	Matthew Bloom
Title:	Authorized Signatory

[Signature Page to Third Amended and Restated Registration Rights Agreement]

PURCHASERS (CONTINUED): VIKING GLOBAL EQUITIES MASTER LTD. By: Viking Global Performance LLC, its investment manager

By:	/s/ Michael Bloom
Name:	Michael Bloom
Title:	Authorized Signatory

VIKING LONG FUND MASTER LTD. By: Viking Long Fund GP LLC, its investment manager

By:	/s/ Michael Bloom
Name:	Michael Bloom
Title:	Authorized Signatory

[Signature Page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Third Amended and Restated Registration Rights Agreement as of the date first written above.

SUMITOMO DAINIPPON PHARMA CO., LTD.

By:	/s/ Hiroshi Nomura
Name:	Hiroshi Nomura
Title:	Representative Director, President and CEO

[Signature Page to Third Amended and Restated Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties have executed or caused to be executed on their behalf this Third Amended and Restated Registration Rights Agreement as of the date first written above.

VIVEK RAMASWAMY

/s/ Vivek Ramaswamy

[Signature Page to Third Amended and Restated Registration Rights Agreement]

EXHIBIT A-1

Adam Cutler

Alan S. Roemer

Alexander Rafael

American Home Assurance Company

Anchorage Illiquid Opportunities Offshore Master V, L.P.

Anchorage Illiquid Opportunities Offshore Master VI (A), L.P.

Astellas Pharma Inc.

Beatriz Toporowicz

Ben Silver

Brian Symonds

Chidambar Kulkarni

Christiana Trust as trustee of the Alan S. Roemer 2015 Family Trust

CRS Capital, LLC

Daniel Michalow

David F. Roemer

David Shankman

Elaine S. Roemer

IMEDRA 841 Family Limited Partnership

Jeffrey Strong

Jonathan Fassberg

Jorge Goti

Justin Ryan

Keith Nunziata

Kevin Gan

Lawrence Friedhoff

LBV Partners

Le Zhang

Malcolm Levine

Matthew Spiro

Navroz Udwadia

Nicholas Green

Novaquest Pharma Opportunities Fund V, L.P.

Novaquest Pharma Opportunities Fund V (Delaware), L.P.

Omar Musa

Parvinder Thiara

Perea Capital Partners, LP

Phase One Development LLC

Randolph Street Investment Partners, L.P.—2014 DIF

Ray Cahnman

Raymond Schinazi

RFS Partners, LP

Richard Kim

RMG Holdings LLC

RPY Investments, LLC

RTW Innovation Master Fund, Ltd.

RTW Master Fund, Ltd.Sahsen Foundation

Travis May

Viju Kulkarni

Vikram Modi

Waqas Khatri

William Symonds

Xiaotong Zhou

EXHIBIT A-2

None.

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Joinder”) is being delivered to Roivant Sciences Ltd., a Bermuda exempted limited company (the “Company”). Reference is made to the Third Amended and Restated Registration Rights Agreement, dated as of May 1, 2021, by and among the Company and certain shareholders of the Company from time to time Party thereto (as amended, modified or restated from time to time, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

The undersigned hereby acknowledges and agrees that its signature below constitutes an executed counterpart signature page to the Agreement and hereby agrees to become a Party to the Agreement and to be subject to, and bound by, all of the terms and conditions of the Agreement as an “Other Shareholder.” The undersigned hereby acknowledges that it has received a copy of the Agreement and has had an opportunity to consult with independent legal counsel regarding the terms and conditions therein.

IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the date set forth below.

Signature:
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Name:

Date: